PROVISION FOR RECLAMATION AND REHABILITATION	12 Months Ended
Dec. 31, 2021
Provision For Reclamation And Rehabilitation [Abstract]
PROVISION FOR RECLAMATION AND REHABILITATION [Text Block]

14. PROVISION FOR RECLAMATION AND REHABILITATION

The Company's environmental permit requires that it reclaim certain land it disturbs during mining operations. Significant reclamation and closure activities include land rehabilitation, decommissioning of buildings and mine facilities, ongoing care and maintenance and other costs. Although the ultimate amount of the reclamation and rehabilitation costs to be incurred cannot be predicted with certainty, the total undiscounted amount of probability weighted estimated cash flows required to settle the Company's estimated obligations is $6,190 for the Guanaceví mine, $4,648 for the Bolañitos mine and $187 for the El Compas mine.

The timing of cash flows has been estimated based on the mine lives using current reserves and the present value of the probability weighted future cash flows. The model assumes a risk-free rate specific to the liability of 6.8% for Guanaceví, 6.5% for Bolañitos, and 6.2% for El Compas and with an estimated inflation rate of 4.2%, 4.7% and 5.5% respectively.

Changes to the reclamation and rehabilitation provision balance during the year are as follows:

	Guanaceví	Bolañitos	El Cubo	El Compas	Total
Balance at December 31, 2019	$2,182	$1,848	$4,249	$124	$8,403

Accretion	39	30	296	9	374
Change in estimates during the year	-	99	-	-	99
Balance at December 31, 2020	$2,221	$1,977	$4,545	$133	$8,876

Accretion	100	83	70	9	262
Disposals	-	-	(4,615)	-	(4,615)
Change in estimates during the year	1,676	1,177	-	21	2,874
Balance at December 31, 2021	$3,997	$3,237	$-	$163	$7,397